Exhibit 99.1
Institutional Investor Forum May 3-4, 2006 .... creating innovative material solutions to make our customers competitive on a global basis

Forward-Looking Statements These slides contain (and the accompanying oral discussion will contain) "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve profitability, significant cyclical fluctuations in our customers' businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently these forward looking statements should be regarded as the Company's current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company: Brush Engineered Materials Inc. founded 1931, publicly traded since 1956 NYSE Ticker: BW Shares Outstanding: Approximately 19.3 million at 3/31/06 Market Cap: Approximately $338 million at 3/31/06 Component of: S&P Super Composite 1500 Russell 2000 S&P Small Cap 600 Annual Revenue: $541 million @ 12/31/05 Diluted EPS: $.92 in 2005 Debt to Total 21% at 12/31/05 Capitalization: Overview

Brush Engineered Materials Inc. Profile A leading manufacturer of high performance engineered materials ... a materials technology company Operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets from consumer electronics to heavy mining equipment

Strong customer collaboration ... providing technology solutions and service Typical material solutions - Strength - Reliability - Thermal & electrical - Miniaturization conductivity - Weight reduction - Corrosion resistance - Reflectivity Targeting growth applications in growing markets Advancing the World's Technologies

Typical End Uses Magnetic & Optical Data Storage for hard disk drives Industrial products For Oil & Gas and mining Medical Cellular phones and other wireless communications Notebook and network computers Electronic components in cars and trucks Aerospace and Defense

Global Leader in High Performance Engineered Materials Note: Total 2005 revenues were $541.3 million 2005 Revenue by Segment 2005 Revenue by Market Metal Systems Group Microelectronics Group 0.57 0.43 Other Telecommunications Medical Automotive Magnetic and Data Storage Industrial Components Aeorspace & Defense Appliance 0.07 0.39 0.04 0.1 0.12 0.09 0.11 0.08 Metal Systems Group Microelectronics Group Other Appliance Aerospace & Defense Industrial Components Magnetic & Data Storage Automotive Medical Telecommunication & Computer

BEM - Targeting Growth Applications in Growing Markets Mobile Telecommunications Oil & Gas Disk Drive Head Demand 2001 2002 2003 2004 2005 Est. 2006 2007 2008 2009 Pico 640 634 713 885 1180 1385 1580 1666 1687 Commercial and Military New Jet Aircraft Forecast

Global Sales and Distribution Network Operations in the U.S. and ten foreign locations International sales are 34% and growing Act globally ... service locally! ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Korea Hong Kong UK Germany Philippines Taiwan Japan China Ireland

Brush Engineered Materials - Major Business Units WAM Other TMI Be Products Alloy East 0.45 0.04 0.1 0.05 0.36 West North Williams Advanced Materials PVD Targets Optical Coatings Refining Electronic Packaging 45% Alloy Electronic Connectors Industrial Components 36% Be Products Defense/Aerospace Specialty Products 5% TMI Automotive Connectors Telecommunications 10% Electronic Products 4% YTD 2006

Fully Integrated Beryllium Producer Bertrandite Ore Mining & Extraction Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network Also, new High Be Pebbles Plant underway with DOD Title III funding

Strip Alloy Applications (strength, conductivity, spring characteristics) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Beryllium Products - Applications (lightweight, strength, dimensional, stability) - Optical mirrors for NASA space-based telescopes - Infrared sensors for fighter jet optical targeting, radar and navigation/guidance systems and special ops -Structural and electronic components for satellites -X-ray windows in medical, security and commercial imaging systems -Diaphragms for commercial and concert quality speaker systems

Williams Advanced Materials also has broad capabilities in precious and non-precious materials Comprehensive product line High purity / proprietary PVD targets Micro-electronic packaging materials Strong end use markets Data storage Optical media Optics Industry leading service and support Global sales and applications support "Best-in-class" response times Low-cost operations in Singapore, Taiwan and the Philippines New offices in Korea, Japan, Shanghai, Czech Republic Wireless / handsets Semiconductor

Cellular Phone (wireless) Sputtering Targets Williams Advanced Materials - Physical Vapor Deposition(PVD) Products Products Precious Metal Sputtering Targets and Evaporation Materials Precious Metal Refining Services Non-precious Metal Sputtering Targets and Evaporation Materials Inorganic chemical targets Markets Wireless ICs, semiconductor, optical media, photonics, hard disk drives (disc & thin film heads) and performance films Typical End-uses RF power amplifiers, LEDs, laser diodes, fiber optic components, integrated circuits, DVDs, hard disks, medical devices, MP3 players, mobile electronics, optical devices Markets

Physical Vapor Deposition (PVD) Process

Solder preforms and clad materials Hybrid Microelectronic Device Williams Advanced Materials - Packaging Material Products Products Markets Wireless, Photonics and Hybrid/ Traditional Microelectronic Devices Typical End-uses Cell phones, LEDs, fiber-optic networks, PC's, military electronics, avionics, medical electronics, mobile appliances Combo-Lids(r) - Frame/lid assembly Hermetic sealing Clad Materials Thermal management Bonding Wire Electronic interconnect Solder Preforms Component attachment Refining Scrap recovery Markets

Capacity to Support Profitable Market Growth Operating with significant available excess capacity in Metals Systems Group Significant productivity and cycle time improvements in recent years Low capital requirement to expand capacity in Microelectronics Group

Annual Revenue: Historical In 2001, the telecommunications and computer market declined; In 2003, our revenue growth began to return to historical rates 2000 2001 2002 2003 2004 2005 2006 564 473 373 401 496 541 670 Growth % 24% -16% -21% +8% +24% +9% +18-22% est.

Annual Operating Profit (Loss) Compared to Revenue: Historical ($ in millions) 2000 2001 2002 2003 2004 O.P. Revenue $23 ($14) ($23) ($9) $25 $564 $473 $373 $401 $496 $541 $23 2005 Note: 2005 excludes $3.8 million subdebt prepayment charge

Our on-going performance improvement initiatives are focused on five key areas Expanding and diversifying the revenue base Targeting growth applications in growing markets New product innovation and service Improving operating efficiencies and margins Reducing overhead costs Ongoing global expansion Strategic acquisitions

Margins have improved through cost reduction and productivity improvement initiatives Historical Gross Margin Trends Margin % Sales ($MM) 2000 2001 2002 2003 2004 2005 0.21 0.14 0.13 0.18 0.22 0.2 564 473 373 401 496 541

Outlook Assuming no change in recent trends, sales for 2006 are currently expected to be in the range of $640 to $660 million ... up 18% to 22% Order book gaining momentum across most sectors Consumer electronics is strengthening ... steady growth Telecom infrastructure seems to be recovering from an inventory correction .... modest growth Magnetic media is healthy and growing ... strong growth Industrial components continues to strengthen ... strong growth Defense appears to be healthy ... steady growth Other factors playing an important role New products adding to our base Acquisitions adding to growth and profitability Gross margins are improving Concerns or issues Second half demand could soften Metal prices continue to climb

Outlook Includes an additional $.28 to $.34 per share tax expense compared to 2005 New effective tax rate of 31% to 33% vs 11% in 2005 The majority of tax expense is non-cash due to sizable NOL's Pretax income expected to improve by approximately 60% to 85% To $27.0 - $31.5 million range From $17.0 million (excluding $3.2 million P.Y. charge) Gross margin % should improve by as much as 1 to 2 pts, driven by: Favorable mix shift Recent price increases Interest expense lower due to subordinated debt prepayment Assuming no change to the recent projected sales range for the year, earnings in 2006 are expected to be in the range of $.95 to $1.10 per share

Acquisitions OMC Scientific adds services and technology Thin Film Technology adds our visi-lid partner and PVD coating services for existing and new markets Cerac compliments the products and services we currently supply and adds a new platform of inorganic materials for a variety of markets The aggregate purchase price was approximately $38 million Sales in 2006 are expected to be in the range of $37 to $39 million Operating profit in 2006 is expected to be in the range of $6 to $7 million Three acquisitions in support of Williams Advanced Materials' physical vapor deposition (PVD) business are adding to our growth and profitability in 2006

Strategic Highlights Strong, diverse set of markets served Global market reach New products and services ... a culture of innovation Niche oriented product offerings Acquisitions adding to growth and earnings Focus on operational excellence paying dividends Strong cash flow Strong balance sheet provides liquidity to support growth

Brush Engineered Materials - Material Solutions for the World's Leading Companies